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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                February 16, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      1-10218               13-3489233
(State or other jurisdiction of    (Commission file number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.


         On February 14, 2006, Collins & Aikman Corporation (the "Company") announced the appointment of Tim Trenary as the Company's Executive Vice
President, Chief Financial Officer and Treasurer. The press release dated
February 14, 2006 regarding the appointment of Mr. Trenary attached as Exhibit
99.1 to this Form 8-K provides further information on this appointment.

         Under the terms of Mr. Trenary's employment agreement, he is entitled to receive, among other things, an annual base salary of $325,000 and an annual bonus equal to 50% of his annual base salary. In addition, Mr. Trenary is eligible to receive a "success bonus," as determined by the chief executive officer. Mr. Trenary is also entitled to receive his salary and other benefits for a period of one year in the event the Company terminates him without cause.


Item 9.01   Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 Press Release dated February 14, 2006 issued by Collins &
                  Aikman Corporation.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 16, 2006


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ Stacy Fox
                                       ----------------------------------
                                       Name:   Stacy Fox
                                       Title:  EVP, CAO & General Counsel

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EXHIBIT INDEX

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

EXHIBIT
NUMBER            DESCRIPTION
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
 99.1             Press Release dated February 14, 2006 issued by Collins &
                  Aikman Corporation.